Exhibit 10.14

ENGINEERING AND CONSTRUCTION CONTRACT

Employer: Hainan Province Medical School
Contractor: Hainan JIEN Intelligent Engineering Co., Ltd.

According to Contract Law of the People's Republic of China and Construction Law of the People's Republic of China and other related laws, administrative regulation, and in consideration of the principles of equality, voluntariness, fairness, honesty and credibility, it is agreed by both parties as follows:

1.	Project Summary

1)	Name of the Project:
Hainan Province Medical School Digital Multifunctional Synthetic Library Intelligent System

2)	Location of the Project:
Xueyuan Road, Longhua District, Haikou City

3)	Work Scope of the Project:
Library Intelligent System

2.	Scope of Work

Installation and commissioning of intelligent system and related electronic equipment and cables.

3.	Term

The term of the Project is 120 days.  The Project shall commence on the date specified by Employer.

4.	Quality Standard

Code for Acceptance of Construction Quality

5.	Compensation

RMB 5,831,319.67 (RMB five million, eight hundred thirty-one thousand, three hundred nineteen yuan and sixty-seven cents)

6.	Contract Documents

1)	This Engineering and Construction Contract
2)	Winning Bid Announcement Letter
3)	The tender and related attachments
4)	Exclusive terms and conditions of this Contract
5)	General terms and conditions of this Contract
6)	Standards, codes and related technical documents
7)	Blueprint of the Project
8)	Project quantity list
9)	Quotation sheet or budget statement

Any written agreement or document in connection with this Project, i.e. negotiation and revision, shall be deemed as fully a part of this Contract.

7.	All terms defined in this Contract shall have such defined meanings when used without definition in Part II General Terms and Conditions of this Contract.

8.	Contractor represents and warrants to Employer that Contractor shall construct the Project and be responsible for the completion and quality of the Project during the warranty period.

9.
Employer represents and warrants to Contractor that Employer shall pay Contractor the Compensation and other reasonable expenses in connection with the Project on the date and following the methods specified in this Contract.

10.	Effectiveness of the Agreement

This Contract is made on May 22, 2008 between Employer and Contractor at Haikou City.  This Contract takes effective immediately, after agreed and signed by both parties.

EMPLOYER: HAINAN PROVINCE MEDICAL SCHOOL

By: ___________________________
      JIEGE JIAO

Title: Legal representative

By: ___________________________
       YIGUANG XIAO

Title: Project Manager

CONTRACTOR: HAINAN JIEN INTELLIGENT ENGINEERING CO., LTD.

By: ___________________________
       BINGFENG MA

Title: Legal representative

TEL: 0898-66794900

ACCOUNT NAME:
HAINAN JIEN INTELLIGENT ENGINEERING CO., LTD.

BANK NAME: Industrial and Commercial Bank of China (ICBC) South Bridge Branch, Haikou City, Hainan

ACCOUNT NUMBER: 2201023319200028495

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